EXHIBIT 10.1

AMENDMENT NUMBER ONE
TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

        THIS AMENDMENT NUMBER ONE TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of August 30, 2006, by and among WELLS FARGO FOOTHILL, INC., a California corporation (“Agent”), as Agent for the Lenders, the lenders identified on the signature pages hereof (the “Lenders”, and together with Agent, the “Lender Group”), ACME TELEVISION, LLC, a Delaware limited liability company (“Borrower”), and ACME COMMUNICATIONS, INC., a Delaware corporation (“Parent”), and the Guarantors, with reference to the following:

W I T N E S S E T H

        WHEREAS, Borrower and Parent entered into that certain Third Amended and Restated Loan and Security Agreement, dated as of March 29, 2006 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), with the Lender Group pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower;

        WHEREAS, Borrower has requested that the Lender Group make certain amendments to the Loan Agreement; and

        WHEREAS, subject to the terms and conditions set forth herein, the Lender Group is willing to make the amendments requested by Borrower.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.     DEFINED TERMS. All terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

2.     AMENDMENT TO THE LOAN AGREEMENT.

        Section 6.3(h) of the Loan Agreement is hereby amended and restated in its entirety as follows:

    “(h)        within 15 days prior to the start of each of Borrower’s fiscal quarters and within 10 days prior to the consummation of any Permitted Station Disposition, copies of Borrower’s Projections, in form, scope, and underlying assumptions satisfactory to Agent, in its Permitted Discretion, for the forthcoming 6 months, month by month, certified by the chief financial officer of Borrower and as being such officer’s good faith best estimate of the financial performance of Borrower and its Subsidiaries during the period covered thereby.”

3.     CONDITIONS PRECEDENT. This Amendment shall be effective as of March 14, 2006 upon the satisfaction of each of the following conditions:

(a)     Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

(b)     The representations and warranties in this Amendment, the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(c)     After giving effect to this Amendment, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof.

(d)     No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, Parent, Agent or any Lender, or any of their respective Affiliates.

4.     REPRESENTATIONS AND WARRANTIES. Each of Borrower, Parent, and each Guarantor hereby represent and warrant to the Lender Group that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended hereby, are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority binding on it, or of the terms of its Governing Documents, or of any material contract or material undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this Amendment and the Loan Agreement, as amended hereby, constitute its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles, or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally, (c) this Amendment has been duly executed and delivered by it, (d) after giving effect to this Amendment, the representations and warranties in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date), and (e) after giving effect to this Amendment, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default has occurred and is continuing on the date hereof.

5.     RELEASE. Borrower, Parent and each Guarantor hereby waives, releases, remises and forever discharges each member of the Lender Group, each of their respective Affiliates, and each of their respective officers, directors, employees, and agents (collectively, the “Releasees”), from any and all claims, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which Borrower, Parent or any Guarantor ever had, now has or might hereafter have against any such Releasee which relates, directly or indirectly, to the Loan Agreement or any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Loan Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents, in each case, with respect to all periods through the date hereof. As to each and every claim released hereunder, Borrower, Parent and each Guarantor hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, Borrower, Parent and each Guarantor specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

        “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

        As to each and every claim released hereunder, Borrower, Parent and each Guarantor also waives the benefit of each other similar provision of applicable federal or state law, if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

6.     CHOICE OF LAW. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

7.     COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.     EFFECT ON LOAN DOCUMENTS.

(a)     The Loan Agreement and each of the other Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Documents, as in effect prior to the date hereof. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

(b)     Upon and after the effectiveness of this Amendment, each reference in the Loan Documents to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

9.     ENTIRE AGREEMENT. This Amendment, together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference hereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

        IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

ACME TELEVISION, LLC, a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME COMMUNICATIONS, INC., a Delaware corporation /s/Thomas D. Allen Name: Thomas D Allen Title: Executive Vice President & Chief Financial Officer
ACME INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D Allen Title: Executive Vice President & Chief Financial Officer
ACME INTERMEDIATE FINANCE, INC., a Delaware corporation /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME SUBSIDIARY HOLDINGS II, LLC, a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME SUBSIDIARY HOLDINGS III, LLC, a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME TELEVISION OF FLORIDA, LLC, a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME TELEVISION OF ILLINOIS, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME TELEVISION OF NEW MEXICO, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME TELEVISION OF OHIO, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME TELEVISION OF OREGON, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME TELEVISION OF TENNESSEE, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME TELEVISION OF UTAH, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME TELEVISION OF WISCONSIN, LLC, a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME TELEVISION LICENSES OF FLORIDA, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME TELEVISION LICENSES OF ILLINOIS, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME TELEVISION LICENSES OF NEW MEXICO, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME TELEVISION LICENSES OF OHIO, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME TELEVISION LICENSES OF OREGON, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME TELEVISION LICENSES OF TENNESSEE, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME TELEVISION LICENSES OF UTAH, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME TELEVISION LICENSES OF WISCONSIN, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME TELEVISION MADISON, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
ACME TELEVISION LICENSES OF MADISON, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Chief Financial Officer
WELLS FARGO FOOTHILL, INC. a California corporation, as Agent and as Required Lender /s/Dena Seki Name: Dena Seki Title: Vice President